© 2026 Fannie Mae April 29, 2026 FIRST QUARTER 2026 FINANCIAL SUPPLEMENT Exhibit 99.3

TABLE OF CONTENTS Page Consolidated Results Selected Financial Data 1 Condensed Consolidated Statements of Income 2 Condensed Consolidated Balance Sheets 3 Average Balances of Assets & Liabilities and Annualized Yields 4 Credit-Related Information 5 Regulatory Capital 6 Business Segment Results Single-Family 7 Multifamily 11 © 2026 Fannie Mae Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended March 31, 2026 ("Q1 2026 Form 10-Q") and Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). This presentation should be reviewed together with the Q1 2026 Form 10-Q and the 2025 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement, and does not as a result of references to the company's website form a part of this supplement or any other report or document the company files with or furnishes to the Securities and Exchange Commission, and any references to the company's website are intended to be inactive textual references only. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of March 31, 2026 or for the first quarter of 2026. Data for prior years is as of December 31 or for the full year indicated.

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $7,198 $7,268 $7,184 $7,155 $7,001 $(70) $197 82 63 123 86 84 19 (2) 7,280 7,331 7,307 7,241 7,085 (51) 195 121 (257) 13 211 123 378 (2) (277) 5 120 (19) (1) (282) (276) (156) (252) 133 192 122 96 (278) (277) (298) (338) (946) (24) 21 (253) (2,183) (2,371) (2,267) (2,333) (2,599) 188 416 4,664 4,410 4,835 4,154 4,584 254 80 (944) (883) (976) (837) (923) (61) (21) $3,720 $3,527 $3,859 $3,317 $3,661 $193 $59 $3,655 $3,527 $3,849 $3,324 $3,655 $128 $0 $11,485 $11,452 $12,155 $12,304 $13,401 $33 $(1,916) 38,199 45,650 61,525 63,878 71,495 (7,451) (33,296) 75,520 69,889 71,656 77,430 79,347 5,631 (3,827) 4,123,657 4,127,677 4,131,636 4,128,378 4,134,708 (4,020) (11,051) (8,357) (8,364) (8,246) (8,247) (7,532) 7 (825) $4,314,635 $4,317,538 $4,335,856 $4,338,227 $4,353,709 $(2,903) $(39,074) 150,438 127,289 126,390 128,316 136,818 23,149 13,620 4,022,364 4,053,140 4,076,945 4,082,196 4,091,840 (30,776) (69,476) $4,201,968 $4,208,526 $4,230,371 $4,236,591 $4,255,397 $(6,558) $(53,429) $112,667 $109,012 $105,485 $101,636 $98,312 $3,655 $14,355 $112,667 $109,012 $105,485 $101,636 $98,312 $3,655 $14,355 2.6% 2.5% 2.4% 2.3% 2.3% 10.23% 12.56% 11.21% 11.70% 14.00% 20.2% 20.0% 20.2% 20.1% 20.1% (a) (b) (c) FANNIE MAE SELECTED FINANCIAL DATA ($ in millions, except ratio data) SELECTED INCOME STATEMENT DATA QUARTERLY DATA Q1 2026 Variance vs. Fair value gains (losses), net Net revenues Net interest income Fee and other income Investment gains (losses), net Other gains (losses), net (Provision) benefit for credit losses Non-interest expense(a) Net income Total comprehensive income Provision for federal income taxes Income before federal income taxes Securities purchased under agreements to resell Cash SELECTED BALANCE SHEET DATA (period-end) Investments in securities, at fair value Mortgage loans held for investment and held for sale Allowance for loan losses Total assets Total liabilities Total stockholders’ equity Debt of Consolidated Trusts Debt of Fannie Mae Net worth OTHER METRICS Administrative expense ratio(c) Effective income tax rate © 2026 Fannie Mae Net worth ratio is calculated based on net worth divided by total assets outstanding at the end of the period. Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expense. Consists of salaries and employee benefits, professional services, technology and occupancy expense, legislative assessments, credit enhancement expense and other income (expense), net. Net worth ratio(b) 1

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $38,905 $38,713 $38,344 $37,693 $37,399 $192 $1,506 630 714 844 924 872 (84) (242) 687 787 789 794 745 (100) (58) 40,222 40,214 39,977 39,411 39,016 8 1,206 (194) (223) (154) (103) (105) 29 (89) (32,830) (32,723) (32,639) (32,153) (31,910) (107) (920) (33,024) (32,946) (32,793) (32,256) (32,015) (78) (1,009) 7,198 7,268 7,184 7,155 7,001 (70) 197 121 (257) 13 211 123 378 (2) 82 63 123 86 84 19 (2) (277) 5 120 (19) (1) (282) (276) (74) (189) 256 278 206 115 (280) (277) (298) (338) (946) (24) 21 (253) (463) (516) (475) (492) (611) 53 148 (282) (405) (344) (355) (381) 123 99 (931) (936) (943) (939) (931) 5 0 (358) (368) (409) (400) (479) 10 121 (149) (146) (96) (147) (197) (3) 48 (2,183) (2,371) (2,267) (2,333) (2,599) 188 416 4,664 4,410 4,835 4,154 4,584 254 80 (944) (883) (976) (837) (923) (61) (21) 3,720 3,527 3,859 3,317 3,661 193 59 (65) 0 (10) 7 (6) (65) (59) $3,655 $3,527 $3,849 $3,324 $3,655 $128 $0 3,720 3,527 3,859 3,317 3,661 193 59 (3,655) (3,527) (3,849) (3,324) (3,655) (128) 0 $65 $0 $10 $(7) $6 $65 $59 $0.01 $0.00 $0.00 $0.00 $0.00 $0.01 $0.01 0.01 0.00 0.00 0.00 0.00 0.01 0.01 5,867 5,867 5,867 5,867 5,867 0 0 5,893 5,893 5,893 5,867 5,893 0 0 CONDENSED CONSOLIDATED STATEMENTS OF INCOME FANNIE MAE ($ and shares in millions, except per share data) Q1 2026 Variance vs. QUARTERLY DATA Mortgage loans Interest income: Securities purchased under agreements to resell Investments in securities and other Interest expense: Total interest income Long-term debt Short-term debt Total interest expense Net interest income Fair value gains (losses), net Non-interest income: Investment gains (losses), net Fee and other income Non-interest income (Provision) benefit for credit losses Salaries and employee benefits Non-interest expense: Legislative assessments Professional services, technology, and occupancy Credit enhancement expense Other income (expense), net Income before federal income taxes Non-interest expense Net income Provision for federal income taxes Other comprehensive income (loss) Total comprehensive income Dividends distributed or amounts attributable to senior preferred stock Net income Net income (loss) attributable to common stockholders EARNINGS PER SHARE DATA Earnings per share: Diluted Basic Basic Average shares: Diluted © 2026 Fannie Mae See Notes to the Condensed Consolidated Financial Statements in the First Quarter 2026 Form 10-Q 2

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $11,485 $11,452 $12,155 $12,304 $13,401 $33 $(1,916) 33,779 31,131 27,220 26,123 24,670 2,648 9,109 38,199 45,650 61,525 63,878 71,495 (7,451) (33,296) 75,520 69,889 71,656 77,430 79,347 5,631 (3,827) 199 209 808 393 775 (10) (576) 60,595 57,970 53,765 51,905 47,425 2,625 13,170 4,062,863 4,069,498 4,077,063 4,076,080 4,086,508 (6,635) (23,645) 4,123,458 4,127,468 4,130,828 4,127,985 4,133,933 (4,010) (10,475) (8,357) (8,364) (8,246) (8,247) (7,532) 7 (825) 4,115,101 4,119,104 4,122,582 4,119,738 4,126,401 (4,003) (11,300) 4,115,300 4,119,313 4,123,390 4,120,131 4,127,176 (4,013) (11,876) 3,509 3,595 3,227 2,211 1,848 (86) 1,661 9,430 9,828 10,000 10,127 10,453 (398) (1,023) 11,915 11,689 11,901 11,678 11,592 226 323 15,498 14,991 14,782 14,345 13,727 507 1,771 Total assets $4,314,635 $4,317,538 $4,335,856 $4,338,227 $4,353,709 $(2,903) $(39,074) $12,213 $12,035 $12,080 $11,841 $11,902 $178 $311 150,438 127,289 126,390 128,316 136,818 23,149 13,620 4,022,364 4,053,140 4,076,945 4,082,196 4,091,840 (30,776) (69,476) 16,953 16,062 14,956 14,238 14,837 891 2,116 Total liabilities $4,201,968 $4,208,526 $4,230,371 $4,236,591 $4,255,397 $(6,558) $(53,429) $120,836 $120,836 $120,836 $120,836 $120,836 $0 $0 19,130 19,130 19,130 19,130 19,130 0 0 687 687 687 687 687 0 0 (20,541) (24,261) (27,788) (31,647) (34,964) 3,720 14,423 (45) 20 20 30 23 (65) (68) (7,400) (7,400) (7,400) (7,400) (7,400) 0 0 Total stockholders' equity 112,667 109,012 105,485 101,636 98,312 3,655 14,355 Total liabilities & stockholders' equity $4,314,635 $4,317,538 $4,335,856 $4,338,227 $4,353,709 $(2,903) $(39,074) CONDENSED CONSOLIDATED BALANCE SHEETS FANNIE MAE ($ in millions) Q1 2026 Variance vs. QUARTERLY DATA Cash ASSETS Restricted cash Securities purchased under agreements to resell Mortgage loans: Investments in securities, at fair value Loans held for investment, at amortized cost Loans held for sale, at lower of cost or fair value Of Fannie Mae Of consolidated trusts Allowance for loan losses Total loans held for investment Total mortgage loans Total loans held for investment, net of allowance Advances to lenders Deferred tax assets, net Other assets Accrued interest receivable LIABILITIES Accrued interest payable Of Fannie Mae Debt © 2026 Fannie Mae See Notes to the Condensed Consolidated Financial Statements in the First Quarter 2026 Form 10-Q Other liabilities Of consolidated trusts Senior preferred stock FANNIE MAE STOCKHOLDERS' EQUITY Common stock, no par value, no maximum authorization— 1,308,762,703 shares issued and 1,158,087,567 shares outstanding Preferred stock, 700,000,000 shares are authorized— 555,374,922 shares issued and outstanding Accumulated deficit Accumulated other comprehensive income (loss) Treasury stock, at cost, 150,675,136 shares 3

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 $11,092 $11,428 $11,618 $11,630 $11,625 $98 $113 $129 $128 $125 67,993 68,993 75,484 83,310 79,218 630 714 844 924 872 65,219 73,142 76,745 81,558 81,509 547 620 614 617 587 60,605 57,504 55,368 51,709 49,919 655 591 599 542 499 4,069,960 4,072,606 4,076,794 4,079,998 4,094,365 38,250 38,122 37,745 37,151 36,900 4,130,565 4,130,110 4,132,162 4,131,707 4,144,284 38,905 38,713 38,344 37,693 37,399 3,452 4,111 3,262 3,420 2,376 42 54 46 49 33 Total interest-earning assets $4,278,321 $4,287,784 $4,299,271 $4,311,625 $4,319,012 $40,222 $40,214 $39,977 $39,411 $39,016 $21,431 $22,668 $14,467 $9,735 $9,837 $(194) $(223) $(154) $(103) $(105) 116,949 102,845 111,070 122,779 125,332 (1,310) (1,204) (1,249) (1,291) (1,292) 138,380 125,513 125,537 132,514 135,169 (1,504) (1,427) (1,403) (1,394) (1,397) 4,021,658 4,045,538 4,063,137 4,068,546 4,080,854 (31,520) (31,519) (31,390) (30,862) (30,618) Total interest-bearing liabilities $4,160,038 $4,171,051 $4,188,674 $4,201,060 $4,216,023 $(33,024) $(32,946) $(32,793) $(32,256) $(32,015) $7,198 $7,268 $7,184 $7,155 $7,001 3.53% 3.96% 4.44% 4.40% 4.30% 3.71 4.14 4.47 4.44 4.40 3.35 3.39 3.20 3.03 2.88 4.32 4.11 4.33 4.19 4.00 3.76 3.74 3.70 3.64 3.60 3.77 3.75 3.71 3.65 3.61 4.87 5.25 5.64 5.73 5.56 Total interest-earning assets 3.76% 3.75% 3.72% 3.66% 3.61% 3.62% 3.94% 4.26% 4.23% 4.27% 4.48 4.68 4.50 4.21 4.12 4.35 4.55 4.47 4.21 4.13 3.14 3.12 3.09 3.03 3.00 Total interest-bearing liabilities 3.18% 3.16% 3.13% 3.07% 3.04% 0.67% 0.68% 0.67% 0.66% 0.65% (a) FANNIE MAE AVERAGE BALANCES OF ASSETS & LIABILITIES AND ANNUALIZED YIELDS ($ in millions, except rates) QUARTERLY DATA AVERAGE BALANCES INTEREST-EARNING ASSETS: Cash Investments in securities Securities purchased under agreements to resell Mortgage loans of Fannie Mae Mortgage loans: AVERAGE RATES EARNED / PAID INTEREST-EARNING ASSETS: Securities purchased under agreements to resell Cash INTEREST INCOME / (EXPENSE) Long-term funding debt Total debt of Fannie Mae Debt securities of consolidated trusts held by third parties Net interest income Mortgage loans of consolidated trusts Total mortgage loans(a) Advances to lenders Short-term funding debt INTEREST-BEARING LIABILITIES: Mortgage loans: Investments in securities Mortgage loans of Fannie Mae Mortgage loans of consolidated trusts Advances to lenders Total mortgage loans(a) Short-term funding debt Long-term funding debt Debt securities of consolidated trusts held by third parties Total debt of Fannie Mae Net interest yield / Net interest margin © 2026 Fannie Mae Average balance includes mortgage loans on nonaccrual status. Interest income includes loan fees, which primarily consist of yield maintenance revenue we recognized on the prepayment of multifamily mortgage loans and the amortization of upfront cash fees exchanged when we acquire the mortgage loan. For most components of the average balances, we use a daily weighted average of unpaid principal balance net of unamortized cost basis adjustments. When daily average balance information is not available, such as for mortgage loans, we use monthly averages. INTEREST-BEARING LIABILITIES: 4

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $(6,272) $(6,064) $(5,985) $(5,356) $(5,487) $(208) $(785) (103) (293) (269) (737) (24) 190 (79) 132 142 241 166 191 (10) (59) (43) (57) (51) (58) (36) 14 (7) $(6,286) $(6,272) $(6,064) $(5,985) $(5,356) $(14) $(930) $(2,320) $(2,413) $(2,486) $(2,366) $(2,399) $93 $79 (174) (5) (69) (209) 0 (169) (174) 243 120 167 122 61 123 182 (55) (22) (25) (33) (28) (33) (27) $(2,306) $(2,320) $(2,413) $(2,486) $(2,366) $14 $60 $(8,592) $(8,477) $(8,471) $(7,722) $(7,886) $(115) $(706) (277) (298) (338) (946) (24) 21 (253) 375 262 408 288 252 113 123 (98) (79) (76) (91) (64) (19) (34) $(8,592) $(8,592) $(8,477) $(8,471) $(7,722) $0 $(870) $(8,357) $(8,364) $(8,246) $(8,247) $(7,532) $7 $(825) (235) (228) (231) (224) (190) (7) (45) $(8,592) $(8,592) $(8,477) $(8,471) $(7,722) $0 $(870) 0.17% 0.17% 0.16% 0.16% 0.14% 0.42% 0.43% 0.46% 0.49% 0.47% 0.20% 0.20% 0.20% 0.20% 0.18% 0.01% 0.01% 0.02% 0.01% 0.02% 0.14% 0.07% 0.11% 0.07% 0.03% 0.03% 0.02% 0.03% 0.02% 0.02% 0.83% 0.88% 0.81% 0.78% 0.80% 0.78% 0.74% 0.68% 0.61% 0.63% (a) (b) (c) (d) (e) (f) CREDIT-RELATED INFORMATION FANNIE MAE ($ in millions, except ratio data) Q1 2026 Variance vs. QUARTERLY DATA Single-family allowance for credit losses: ALLOWANCE FOR CREDIT LOSSES(a) Beginning balance (Provision) benefit for credit losses Recoveries Write-offs Multifamily allowance for credit losses: Ending balance Beginning balance (Provision) benefit for credit losses Recoveries Write-offs Total allowance for credit losses: Ending balance Beginning balance (Provision) benefit for credit losses Recoveries Write-offs Ending balance COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES Allowance for loan losses Allowance for Credit Losses Other(b) CREDIT LOSS RESERVES / GUARANTY BOOK(c) Single-Family Multifamily Total guaranty book Single-Family NET CHARGE-OFF RATIOS(d) Multifamily Total guaranty book 60+ DAYS DELINQUENT RATIOS Multifamily(f) Single-Family(e) © 2026 Fannie Mae The company's allowance for credit losses consists of allowance for loan losses, allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale (“AFS”) debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables. Consists of allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves, and credit reserves on our AFS debt securities. The company's single-family, multifamily or total credit loss reserves as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company’s applicable Form 10-Q and Form 10-K filings. The net charge-off ratio, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company's applicable Form 10-Q and Form 10-K filings. Single-Family 60+ days delinquent ratios are expressed as a percentage of our single-family conventional guaranty book of business, based on loan count. Single-family 60+ days delinquent loans are loans that are 60 days or more past due or in the foreclosure process. We revised our presentation of this single-family ratio to base it on loan count, which management uses to monitor the business, rather than unpaid principal balance. Multifamily 60+ days delinquent ratios are expressed as a percentage of our multifamily guaranty book of business, based on unpaid principal balance. Multifamily 60 + days delinquent loans are loans that are 60 days or more past due. 5

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 * $(3) $(7) $(11) $(15) $3 $15 (37) (41) (44) (48) (52) 4 15 (18) (22) (25) (29) (33) 4 15 (18) (22) (25) (29) (33) 4 15 1,450 1,411 1,372 1,312 1,333 39 117 0.0% (0.2)% (0.5)% (0.8)% (1.1)% 0.2% 1.1% (2.5)% (2.9)% (3.2)% (3.7)% (3.9)% 0.4% 1.4% (1.2)% (1.6)% (1.8)% (2.2)% (2.5)% 0.4% 1.3% (1.2)% (1.6)% (1.8)% (2.2)% (2.5)% 0.4% 1.3% $(8) $(12) $(15) $(19) $(23) $4 $15 (18) (22) (25) (29) (33) 4 15 4,419 4,423 4,443 4,446 4,462 (4) (43) (0.2)% (0.3)% (0.3)% (0.4)% (0.5)% 0.1% 0.3% (0.4)% (0.5)% (0.6)% (0.7)% (0.7)% 0.1% 0.3% $(40,782) $(44,481) $(48,457) $(52,107) $(55,854) $3,699 $15,072 3,720 3,527 3,859 3,317 3,661 193 59 (65) 0 (10) 7 (6) (65) (59) (398) (172) (127) (326) (92) (226) (306) 4,053 3,699 3,976 3,650 3,747 354 306 Standardized CET1 capital, ending balance $(36,729) $(40,782) $(44,481) $(48,457) $(52,107) $4,053 $15,378 * Represents amounts less than $500 million. (a) (b) (c) REGULATORY CAPITAL FANNIE MAE ($ in billions, except ratio and CET1 Capital data) AVAILABLE CAPITAL (DEFICIT)(a)(b) Q1 2026 Variance vs. QUARTERLY DATA Standardized Risk-based capital metrics Total capital (statutory) CET1 capital Adjusted total capital Tier 1 capital Total capital (statutory) ratio Risk-weighted assets CET1 capital ratio Tier 1 capital ratio Adjusted total capital ratio Core capital (statutory) Leverage-based capital metrics Tier 1 capital Adjusted total assets Tier 1 capital ratio Core capital (statutory) ratio Changes in standardized CET1 capital CET1 CAPITAL ROLLFORWARD ($ in millions) Standardized CET1 capital beginning balance Net income Less: Changes in deferred tax assets(c) Changes in accumulated other comprehensive income (loss), net of taxes © 2026 Fannie Mae The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2025 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. Represents changes in deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 (CET1) capital and other regulatory adjustments. Ratios are calculated as a percentage of risk-weighted assets for risk-based capital metrics and as a percentage of adjusted total assets for leverage capital metrics. Negative capital amounts and ratios indicate capital deficits. Variances for ratios represent arithmetic differences, expressed in percentage points. 6

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $5,978 $6,043 $5,992 $5,992 $5,866 $(65) $112 61 43 104 69 65 18 (4) 6,039 6,086 6,096 6,061 5,931 (47) 108 204 (273) (22) 197 82 477 122 (257) (14) 127 (20) 1 (243) (258) (53) (287) 105 177 83 234 (136) (103) (293) (269) (737) (24) 190 (79) (601) (750) (669) (687) (812) 149 211 (918) (921) (929) (918) (920) 3 2 (280) (288) (330) (318) (407) 8 127 (90) (173) (129) (131) (173) 83 83 (1,889) (2,132) (2,057) (2,054) (2,312) 243 423 3,994 3,374 3,875 3,447 3,678 620 316 (820) (697) (790) (711) (760) (123) (60) $3,174 $2,677 $3,085 $2,736 $2,918 $497 $256 $3,564 $3,577 $3,588 $3,597 $3,610 48.8 48.7 48.5 48.3 48.1 $861 $859 $873 $874 $862 406 418 431 458 421 27 28 29 30 31 36% 37% 37% 39% 37% 0.58% 0.58% 0.54% 0.53% 0.56% 5 5 4 5 5 $2.9 $2.5 $2.3 $2.7 $3.6 3.0 3.1 3.2 3.5 2.7 0.2 0.2 0.2 0.3 0.2 $6.1 $5.8 $5.7 $6.5 $6.5 24.8 23.3 23.4 25.8 27.0 (a) (b) (c) (d) (e) (f) (g) (h) SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA FANNIE MAE SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions) Q1 2026 Variance vs. QUARTERLY DATA Fee and other income Net interest income Net revenues Fair value gains (losses), net Other gains (losses), net Investment gains (losses), net Non-interest expense (Provision) benefit for credit losses Administrative expenses Legislative assessments Other income (expense), net Credit enhancement expense Income before federal income taxes Total non-interest expense Provision for federal income taxes Net Income SELECTED SINGLE-FAMILY HIGHLIGHTS Average Charged Guaranty Fee on Conventional Book of Business, net of TCCA fees (bps)(b) Average Conventional Guaranty Book of Business ($ in billions)(a) SINGLE-FAMILY CREDIT RISK TRANSFER ($ in billions) UPB outstanding of single-family loans in a CIRTTM transaction(d) UPB outstanding of single-family loans in a Connecticut Avenue Securities® transaction(c) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. Percentage of single-family conventional guaranty book of business covered by a CRT transaction(e) UPB outstanding of single-family loans in other CRT transactions SINGLE-FAMILY PROBLEM LOAN STATISTICS REO Ending Inventory (number of properties, in thousands) Serious delinquency rate(f) Payment Deferrals Single-Family Loan Workouts ($ in billions)(g): Modifications Other(h) Number of Loan Workouts (in thousands) Total Loan Workouts Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. © 2026 Fannie Mae Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. Includes mortgage pool insurance transactions. Excludes loans in an active forbearance arrangement, trial modifications, and repayment plans that have been initiated but not completed. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. 7

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $55 $60 $72 $64 $50 $(5) $5 44 37 18 20 14 7 30 $99 $97 $90 $84 $64 $2 $35 76% 76% 77% 77% 77% 6% 6% 7% 6% 6% 757 759 756 757 757 7% 6% 7% 7% 6% 34% 34% 38% 37% 38% 96% 96% 98% 98% 99% 94% 95% 95% 94% 94% 5% 4% 7% 6% 6 % Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 56% 62% 80% 76% 78% 11% 10% 10% 12% 12% 33% 28% 10% 12% 10% (a) (b) (c) (d) SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITIONS FANNIE MAE ($ in billions) SELECTED SINGLE-FAMILY CONVENTIONAL LOAN ACQUISITION DATA(a) Q1 2026 Variance vs. QUARTERLY DATA Purchase Conventional Loan Acquisition by Purpose: Refinance Total Conventional Loan Acquisitions Conventional Loan Credit Characteristics (by acquisition period): Original LTV Ratio >95% Weighted Average Original Loan-to-Value (“LTV”) Ratio Weighted-Average FICO Credit Score(b) FICO Credit Score <680(b) Fixed-rate Debt-to-Income (“DTI”) Ratio >43%(c) HomeReady(d) Primary Residence Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “Original LTV Ratio > 95%” category for information on the single-family loans acquired or in the single- family conventional guaranty book of business with original LTV ratios greater than 95%. © 2026 Fannie Mae ACQUISITION BY LOAN PURPOSE Cash-out refinance Purchase Other refinance Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. 8

2026 2025 2024 2023 2022 - 2020 2019 - 2009 2008 & Earlier Overall Book / Total $64.1 $309.2 $253.4 $209.9 $2,031.3 $644.5 $46.7 $3,559.1 $361,047 $328,985 $308,361 $293,282 $241,064 $125,460 $70,935 $210,891 2% 9% 7% 6% 57% 18% 1% 100% 35% 42% 73% 78% 46% 34% 8% 46% 0.00% 0.20% 0.61% 0.90% 0.49% 0.61% 1.69% 0.58% 0% 2% 5% 7% 43% 32% 11% 100% 76% 77% 78% 79% 72% 76% 75% 74% 5% 7% 8% 8% 4% 8% 9% 5% 76% 75% 73% 70% 49% 31% 26% 51% 757 756 757 754 756 746 694 753 7% 7% 5% 5% 6% 11% 40% 7% 6.0% 6.4% 6.5% 6.5% 3.3% 4.1% 5.5% 4.2 % Q1 2026 2025 2024 2023 2022 51% 51% 50% 51% 52% 753 753 753 753 752 (a) (b) (c) (d) (e) (f) (g) FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS As of March 31, 2026 SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS(a)(b) Average UPB Total UPB ($ in billions) BY ORIGINATION YEAR Share of Loans with Credit Enhancement(c) Share of SF Conventional Guaranty Book Serious Delinquency Rate (by loan count)(d) Share of Seriously Delinquent Loan Population(e) OLTV Ratio >95% Weighted-Average OLTV Ratio Weighted-Average FICO Credit Score(g) Weighted-Average Mark-to-Market LTV Ratio(f) FICO Credit Score <680(g) Weighted-Average Borrower Interest Rate Single-Family Conventional Guaranty Book of Business Credit Characteristics Weighted-Average FICO Credit Score(g) Single-Family Weighted-Average Mark-to-Market Loan-to-Value Ratio Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. Unless otherwise indicated, ratios are calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent. The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. © 2026 Fannie Mae 9

OLTV Ratio > 95% Home Ready(g) FICO Credit Score < 680(f) DTI Ratio > 43%(h) $188.0 $137.1 $258.9 $970.7 $186,842 $184,164 $162,776 $240,222 5% 4% 7% 27% 86% 77% 40% 53% 1.29% 1.08% 2.02% 0.89% 13% 8% 33% 37% 100% 86% 74% 76% 100% 31% 6% 6% 69% 66% 48% 56% 741 745 652 744 8% 8% 100% 9% 4.9% 4.7% 4.6% 4.6% (a) (b) (c) (d) (e) (f) (g) (h) FANNIE MAE SEGMENT RESULTS - SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS As of March 31, 2026 SELECTED CREDIT CHARACTERISTICS OF SINGLE-FAMILY CONVENTIONAL GUARANTY BOOK OF BUSINESS(a) Average UPB Total UPB ($ in billions) BY LOAN FEATURE Share of Loans with Credit Enhancement(b) Share of SF Conventional Guaranty Book Serious Delinquency Rate (by loan count)(c) Share of Seriously Delinquent Loan Population(d) OLTV Ratio >95% Weighted-Average OLTV Ratio Weighted-Average FICO Credit Score(f) Weighted-Average Mark-to-Market LTV Ratio(e) FICO Credit Score <680(f) Weighted-Average Borrower Interest Rate Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. Percentage of loans in each category, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. Single-family serious delinquency (“SDQ”) rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. Calculated based on the number of single-family loans that were seriously delinquent for each category divided by the total number of single-family conventional loans that were seriously delinquent. © 2026 Fannie Mae Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with original LTV ratios greater than 95%. Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. 10

Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2025 Q1 2025 $1,220 $1,225 $1,192 $1,163 $1,135 $(5) $85 21 20 19 17 19 1 2 1,241 1,245 1,211 1,180 1,154 (4) 87 (83) 16 35 14 41 (99) (124) (20) 19 (7) 1 (2) (39) (18) (103) 35 28 15 39 (138) (142) (174) (5) (69) (209) 0 (169) (174) (144) (171) (150) (160) (180) 27 36 (13) (15) (14) (21) (11) 2 (2) (78) (80) (79) (82) (72) 2 (6) (59) 27 33 (16) (24) (86) (35) (294) (239) (210) (279) (287) (55) (7) 670 1,036 960 707 906 (366) (236) (124) (186) (186) (126) (163) 62 39 $546 $850 $774 $581 $743 $(304) $(197) $17.1 $25.8 $18.7 $17.4 $11.8 $(8.7) $5.3 542.5 534.7 521.3 510.8 504.5 7.8 38.0 71.1 71.6 72.4 73.3 74.1 (0.5) (3.0) $104,264 $105,740 $107,712 $109,381 $111,249 $(1,476) $(6,985) 66,545 67,040 67,929 69,114 55,894 (495) 10,651 31% 32% 34% 35% 33% (1)% (2)% 0.78% 0.74% 0.68% 0.61% 0.63% 6% 6% 6% 6% 6% 201 181 188 176 148 (a) (b) (c) SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA FANNIE MAE SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions) Q1 2026 Variance vs. QUARTERLY DATA Fee and other income Net interest income Net revenues Fair value gains (losses), net Other gains (losses), net Investment gains (losses), net Non-interest expense (Provision) benefit for credit losses Administrative expenses Legislative assessments Other income (expense), net Credit enhancement expense Income before federal income taxes Total non-interest expense Provision for federal income taxes Net income SELECTED MULTIFAMILY GUARANTY BOOK OF BUSINESS DATA ($ in billions) UPB outstanding of guaranty book of business(a) New business volume Average charged guaranty fee (in bps) at period end UPB outstanding of multifamily loans in a multifamily CIRT transaction MULTIFAMILY CREDIT RISK TRANSFER ($ in millions) UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities transaction MULTIFAMILY PROBLEM LOAN STATISTICS Percent criticized(c) Serious delinquency rate(b) REO ending inventory (number of properties) © 2026 Fannie Mae Criticized loans represent loans classified as “Special Mention,” “Substandard” or “Doubtful.” Loans classified as “Special Mention” refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as “Substandard” have a well-defined weakness that jeopardizes the timely full repayment. “Doubtful” refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. For Multifamily, serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business as a percentage of loans in each category, based on unpaid principal balance. The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Percentage of multifamily guaranty book in a multifamily CRT transaction 11

Q1 2026 2025 2024 2023 2022 $17.1 $73.7 $55.1 $52.9 $69.2 63% 62% 62% 59% 59% 669 3,308 2,602 2,812 3,572 100% 100% 99% 100% 100% 99% 99% 99% 99% 99% 68% 66% 61% 63% 53% 61% 60% 59% 57% 56% 67% 67% 66% 63% 63% 25% 28% 31% 32% 39% 88% 88% 89% 93% 86% 11% 11% 11% 6% 14% 1% 1% 1% 1% 0% 100% 99% 100% 99% 78% * 1% * 1% 22 % Q1 2026 $2.15 0.79 0.73 0.69 0.68 0.65 0.63 0.50 0.48 0.45 $7.75 45.3% * Represents less than 0.5% of variable rate multifamily loan acquisitions (a) (b) (c) (d) SEGMENT RESULTS - MULTIFAMILY LOAN ACQUISITIONS FANNIE MAE Categories are not mutually exclusive SELECTED MULTIFAMILY LOAN ACQUISITION DATA(a) Weighted-Average OLTV Ratio Total UPB ($ in billions) BY ACQUISITION PERIOD % Lender Recourse(b) Loan Count % DUS(c) % Full Interest-Only Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions % Partial Interest-Only(d) Original Loan-to-Value Ratio less than or equal to 70% Original Loan-to-Value Ratio greater than 70% and less than or equal to 80% Original Loan-to-Value Ratio greater than 80% Fixed ACQUISITION BY NOTE TYPE Variable-rate TOP 10 METROPOLITAN STATISTICAL AREAS BY 2026 ACQUISITION UPB ($ in billions) Los Angeles New York Seattle Dallas Chicago Atlanta Washington, D.C. Boston Minneapolis San Jose Share of Acquisitions Total Top 10 UPB Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. © 2026 Fannie Mae The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by unpaid principal balance. Under the Delegated Underwriting and Servicing (“DUS®”) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans. 12

2026 2025 2024 2023 2022 2021 - 2017 2016 & Earlier Overall Book $17.1 $73.6 $54.7 $51.0 $62.4 $252.7 $31.0 $542.5 3% 14% 10% 9% 11% 47% 6% 100% 669 3,299 2,568 2,684 3,260 14,702 3,523 30,705 $26 $22 $21 $19 $19 $17 $9 $18 63% 62% 62% 59% 59% 65% 67% 63% 1.7 1.6 1.6 1.5 1.7 2.2 2.1 1.9 0% 0%* 3% 6% 9% 4% 5% 4% 100% 99% 100% 99% 83% 96% 85% 95% 68% 66% 62% 64% 55% 39% 25% 49% 25% 28% 31% 31% 37% 51% 47% 41% 33% 33% 34% 40% 39% 45% 71% 45% 0.00% 0.00% 0.58% 1.29% 1.75% 0.61% 2.07% 0.78% 0% 0%* 5% 8% 12% 5% 9% 6 % As of March 31, 2026 $18.5 26.7 51.4 70.2 250.4 94.6 30.7 $542.5 * Represents less than 0.5% of multifamily guaranty book of business (a) (b) (c) (d) (e) (f) SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS FANNIE MAE As of March 31, 2026 Categories are not mutually exclusive Total UPB ($ in billions) SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS(a) ACQUISITION YEAR Loan Count % of Multifamily Guaranty Book Average UPB ($ in millions) Weighted-Average OLTV Ratio % with DSCR Below 1.0(b) Weighted-Average DSCR(b) % Full Interest-Only % Fixed Rate % Partial Interest-Only(c) % Small Balance Loans(d) % Criticized(f) Serious Delinquency Rate(e) UPB BY MATURITY YEAR ($ in billions)(a) 2026 2027 2029 2028 2033 - 2035 2030 - 2032 Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Small balance loans comprised 10% of the company's multifamily guaranty book of business as of March 31, 2026, based on the unpaid principal balance of the loans. Criticized loans represent loans classified as “Special Mention,” “Substandard” or “Doubtful.” Loans classified as “Special Mention” refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as “Substandard” have a well-defined weakness that jeopardizes the timely full repayment. “Doubtful” refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. © 2026 Fannie Mae Other Total Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non- Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. 13

Conventional / Co-op(g) Seniors Housing(g) Student Housing(g) Manufactured Housing(g) Affordable(h) $497.4 $11.0 $11.5 $22.6 $66.7 92% 2% 2% 4% 12% 27,892 374 413 2,026 4,149 $17.8 $29.3 $27.9 $11.1 $16.1 63% 64% 65% 60% 67% 1.9 1.7 1.8 2.3 1.8 4% 12% 4% 1% 5% 95% 82% 87% 96% 91% 50% 19% 37% 45% 32% 40% 63% 58% 43% 44% 43% 20% 39% 66% 49% 0.78% 1.27% 1.87% 0.07% 0.29% 6% 17% 7% 1% 8% (a) (b) (c) (d) (e) (f) (g) (h) SEGMENT RESULTS - MULTIFAMILY GUARANTY BOOK OF BUSINESS FANNIE MAE As of March 31, 2026 Categories are not mutually exclusive Total UPB ($ in billions) SELECTED CREDIT CHARACTERISTICS OF MULTIFAMILY GUARANTY BOOK OF BUSINESS(a) BY ASSET CLASS / TARGETED AFFORDABLE SEGMENT Loan Count % of Multifamily Guaranty Book Average UPB ($ in millions) Weighted-Average OLTV Ratio % with DSCR Below 1.0(b) Weighted-Average DSCR(b) % Full Interest-Only % Fixed Rate % Partial Interest-Only(c) % Small Balance Loans(d) % Criticized(f) Serious Delinquency Rate(e) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. © 2026 Fannie Mae Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories. Criticized loans represent loans classified as “Special Mention,” “Substandard” or “Doubtful.” Loans classified as “Special Mention” refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as “Substandard” have a well-defined weakness that jeopardizes the timely full repayment. “Doubtful” refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. Small balance loans refer to multifamily loans with an original unpaid principal balance of up to $9 million. Small balance loans are included within the asset class categories referenced above. The company presents this metric in the table based on loan count rather than unpaid principal balance. Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. 14

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 0.1% 1.2% 0.3% 0.2% 0.3% 0.1% 0.2% 0.2% 0.1% 0.4% 0.3% 0.0%* 0.0%* 0.0%* 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 118 62 12 13 11 16 12 14 31 28 61 139 181 201 * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year. (a) SEGMENT RESULTS - MULTIFAMILY PROBLEM LOAN STATISTICS FANNIE MAE © 2026 Fannie Mae Cumulative total credit loss rate, net is the cumulative net credit losses through March 31, 2026 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Cumulative net credit losses include the expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. The rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in 2023. Cumulative Total Credit Loss Rate, Net by Acquisition Year through March 2026(a) REO Ending Inventory (number of properties) 15